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                                                                                                        Exhibit 99

                                          United Dominion Realty Trust, Inc.
                                  Computation of Ratio of Earnings to Fixed Charges
                                                (Dollar in thousands)

                                                   Year Ended     Year Ended   Year Ended   Year Ended   Year Ended
                                                  December 31,   December 31, December 31, December 31, December 31,
                                                      1989           1990         1991         1992         1993
Income before extraordinary item                    $ 5,572        $ 4,973      $ 3,604      $ 6,577       $11,197

Add:
  Portion of rents representative
    of the interest factor                               37             47          103          126           143
  Interest on indebtedness                            9,934          9,435       11,859       11,697        16,938
  Amortization of debt expense                           51             80           59          122           321

    Income as adjusted                              $15,594        $14,535      $15,625      $18,522       $28,599

Add:
  Depreciation on real estate                         8,762         10,464       12,845       15,732        19,764
  Other depreciation and amortization                   150             93          160          178           275
  Other income                                         (755)           (34)
  (Gains)losses on investments                       (1,433)          (417)         (26)       1,564            89
  Other

    Funds from operations as adjusted               $22,318        $24,641      $28,604      $35,996       $48,727


Fixed charges-
  Interest on indebtedness                          $ 9,934        $ 9,435      $11,859      $11,697       $16,938
  Amortization of debt expense                           51             80           59          122           321
  Capitalized interest                                  717            597          291           73             0
  Portion of rents representative
    of the interest factor                               37             47          103          126           143

     Fixed Charges                                  $10,739        $10,159      $12,312      $12,018       $17,402

Ratio of earnings to fixed charges                     1.45x          1.43x        1.27x        1.54x         1.64x

Ratio of funds from operation to fixed charges         2.08           2.43         2.32         3.00          2.80
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                                                      Six       Six                    PRO FORMA
                                                     Months    Months     PRO FORMA    Six Months
                                                     Ended     Ended      Year Ended     Ended
                                                    June 30,  June 30,   December 31,   June 30,
                                                      1993      1994         1993         1994
Income before extraordinary item                    $ 4,839   $ 7,482      $18,345     $ 9,968

Add:
  Portion of rents representative
    of the interest factor                               68        78          155          84
  Interest on indebtedness                            8,387    10,474       26,923      13,998
  Amortization of debt expense                          152       158          321         158

    Income as adjusted                              $13,446   $18,192      $45,744     $24,208

Add:
  Depreciation on real estate                         9,516    12,020       27,610      14,529
  Other depreciation and amortization                   106       213          275         213
  Other income
  (Gains)losses on investments                            0         0           89           0
  Other                                                           450                      450

    Funds from operations as adjusted               $23,068   $30,875      $73,718     $39,400


Fixed charges-
  Interest on indebtedness                          $ 8,387   $10,474      $26,923     $13,998
  Amortization of debt expense                          152       158          321         158
  Capitalized interest                                    0         0            0           0
  Portion of rents representative
    of the interest factor                               68        78          155          84

     Fixed Charges                                  $ 8,607   $10,710      $27,399     $14,240

Ratio of earnings to fixed charges                     1.56x     1.70x        1.67x       1.70x

Ratio of funds from operation to fixed charges         2.68      2.88         2.69        2.77
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